UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2020

Date of Report (date of earliest event reported) : May 18, 2020

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 431-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered*
Common Stock of 50 cents par value	JCP	New York Stock Exchange
Preferred Stock Purchase Rights	JCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

* On May 18, 2020, J. C. Penney Company, Inc. (the “Company”) was notified by the staff of NYSE Regulation, Inc. (“NYSE Regulation”) that it would file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock from the New York Stock Exchange (the “NYSE”). Such application was filed by NYSE Regulation on May 20, 2020, and the delisting will be effective 10 days thereafter. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Company’s common stock under Section 12(b) of the Exchange Act, the Company’s common stock will remain registered under Section 12(g) of the Exchange Act.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on May 16, 2020, J. C. Penney Company, Inc. (“J. C. Penney” or the “Company”) was notified by the staff of NYSE Regulation, Inc. (“NYSE Regulation”) that it had determined to commence proceedings to delist the Company’s common stock from the New York Stock Exchange (“NYSE”) after determining that J. C. Penney was no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after J. C. Penney’s disclosure on May 15, 2020 that it and certain of its subsidiaries had commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”).

On May 18, 2020, NYSE Regulation notified the Company of its determination to immediately suspend trading in the Company’s common stock on the NYSE and file a delisting application with the Securities and Exchange Commission (the “SEC”), and on May 20, 2020, NYSE Regulation filed such application on Form 25 with the SEC pursuant to Rule 12d2-2(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Trading of the Company’s common stock has commenced on the OTC Markets Group Inc.’s Pink Open Market under the symbol “JCPNQ.” This transition does not affect the Company’s operations or business and does not change its reporting requirements under SEC rules.

Item 7.01.	Regulation FD Disclosure.

The Company had previously disclosed, in Exhibit 99.2 attached to the Current Report on Form 8-K filed on May 18, 2020 (the “Cleansing Material”), certain information that had been shared with certain of its creditors. The Company is now providing, in Exhibit 99.1 attached to this Current Report on Form 8-K (the “Supplemental Company Materials”), an update to certain information contained in the Cleansing Material. As previously disclosed, the Cleansing Material was prepared by J. C. Penney solely to facilitate a discussion with certain of its creditors and was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to J. C. Penney. The Supplemental Company Materials similarly were prepared by J. C. Penney solely to reflect certain updates to information contained in the Cleansing Material. Neither the Cleansing Material nor the Supplemental Company Materials should be regarded as an indication that the Company and its subsidiaries (collectively, the “Company Parties”) or any third party consider the Cleansing Material or the Supplemental Company Materials to be a reliable prediction of future events, and neither the Cleansing Material nor the Supplemental Company Materials should be relied upon as such. The Cleansing Material and the Supplemental Company Materials include certain values for illustrative purposes only, and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company Parties or any third party and should not be relied upon as such. Neither the Company Parties nor any third party has made or makes any representation to any person regarding the accuracy of the Cleansing Material or the Supplemental Company Materials or undertakes any obligation to further publicly update the Cleansing Material, or publicly update the Supplemental Company Materials, to reflect circumstances existing after the date when they were prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material or Supplemental Company Materials are shown to be in error.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Cautionary Statement Regarding Forward-Looking Information

The Company has included statements in this Current Report on Form 8-K that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect” and similar expressions identify forward-looking statements, which include, but are not limited to, statements regarding sales, cost of goods sold, selling, general and administrative expenses, earnings, cash flows and liquidity. Forward-looking statements are based only on the Company’s current assumptions and views of future events and financial performance. They are subject to known and unknown risks and uncertainties, many of which are outside of the Company’s control that may cause the Company’s actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to any proposed debtor-in-possession financing; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; changes in store traffic trends; the cost of goods; more stringent or costly payment terms and/or the decision by a significant number of vendors not to sell the Company merchandise on a timely basis or at all; trade restrictions; the ability to monetize non-core assets on acceptable terms; the ability to implement the Company’s strategic plan, including its omnichannel initiatives; customer acceptance of the Company’s strategies; the Company’s ability to attract, motivate and retain key executives and other associates; the impact of cost reduction initiatives; the Company’s ability to generate or maintain liquidity; implementation of new systems and platforms; changes in tariff, freight and shipping rates; changes in the cost of fuel and other energy and transportation costs; disruptions and congestion at ports through which the Company imports goods; increases in wage and benefit costs; competition and retail industry consolidations; interest rate fluctuations; dollar and other currency valuations; the impact of weather conditions; risks associated with war, an act of terrorism or pandemic; the ability of the federal government to fund and conduct its operations; a systems failure and/or security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or Company information; legal and regulatory proceedings; the Company’s ability to access the debt or equity markets on favorable terms or at all; risks arising from the suspension of trading of the Company’s common stock on, or delisting from, the NYSE; and the impact of natural disasters, public health crises or other catastrophic events on the Company’s financial results, in particular as the Company manages its business through the COVID-19 pandemic and the resulting restrictions and uncertainties in the general economic and business environment. Please refer to the Company’s Annual Report on Form 10-K for the year ended February 2, 2020, and quarterly reports on Form 10-Q filed subsequently thereto, for a further discussion of risks and uncertainties. There can be no assurances that the Company will achieve expected results, and actual results may be materially less than expectations. Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to it and speaks only as of the date on which such statement is made. The Company does not undertake to update these forward-looking statements as of any future date.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit 99.1	Supplemental Company Materials

	Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Bill Wafford
Bill Wafford
Executive Vice President, Chief Financial Officer

Date:    May 22, 2020

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